PROSPECTUS SUPPLEMENT March 20, 2000*
            AXP(SM) Innovations Fund (March 15, 2000) S-6395 A (3/00)


The following information has been revised under the section titled "Past Performance." The changes are underlined.

The second paragraph under the chart is revised as follows:

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart: if reflected, returns would be lower than those shown. The performance of Class B and Class Y may vary from that shown above because of differences in sales charges and fees.

The first bullet under the following section is revised as follows:

For purposes of this calculations we assumed:

o a sales charge of 5% for Class A shares (effective March 20, 2000 the sales charge increased to 5.75%),

The following information has been revised under the section titled "Fees and Expenses." The changes are underlined.

The following change under Class A is revised as follows:

-------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------

Maximum sales charge (load) imposed on purchases(a)  Class A   Class B  Class Y
(as a percentage of offering price)                   5.75%     none      none
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on sales  none     none      none
(as a percentage of offering price at time of purchase)
-------------------------------------------------------------------------------

The following footnote under the "Example" is revised as follows:
a Includes a 5.75% sales charge.

The following information has been revised under the section titled "Buying and Selling Shares." The changes are underlined.

The first line in the "Investment options summary" chart has been revised as follows:

-------------------------------------------------------------------------------
Investment options summary:
-------------------------------------------------------------------------------

Class A           Maximum sales charge of 5.75%

The following information has been revised under the section titled "Sales Charges." The changes are underlined.

SALES CHARGES
Class A - initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

-------------------------------------------------------------------------------
Total investment                            Sales charge as percentage of:
-------------------------------------------------------------------------------
                           Public offering pricea          Net amount invested

Up to $50,000                       5.75%                              6.10%
----------------------------------------------------------------------------
$50,000 -- $99,999                  4.75                               4.99
---------------------------------------------------------------------------
$100,000 -- $249,999                3.75                               3.90
---------------------------------------------------------------------------
$250,000 -- $499,999                2.50                               2.56
---------------------------------------------------------------------------
$500,000 -- $999,999                2.00*                              2.04*
----------------------------------------------------------------------------
$1,000,000 or more                  0.00                               0.00
---------------------------------------------------------------------------

a Offering price includes the sales charge.
* The sales charge will be waived until Dec. 31, 2000.

The sales charge on Class A shares may be lower than 5.75% based on the combined market value of:


o    your current investment in this Fund,
o    your previous investment in this Fund, and
o investments, you and your primary household group, have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.



S-6395-11 A (3/00)
*Destroy December 29, 2000.